UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2005
                                 (July 19, 2005)


                              PLX TECHNOLOGY, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                000-25699                          94-3008334
        -----------------------                  --------------
        (Commission File Number)         (I.R.S. Employer Identification No.)



                  870 Maude Avenue, Sunnyvale, California 94085
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 774-9060
                                 --------------
               Registrant's telephone number, including area code)


                                 Not Applicable
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               On July 19, 2005, PLX Technology Inc., a Delaware corporation (the "Company"), issued a press release announcing financial results for the second quarter 2005.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

               On July 19, 2005, PLX Technology Inc., a Delaware corporation (the "Company"), issued a press release announcing financial results for the second quarter 2005.

               The press release issued on July 19, 2005 by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number     Description
--------------     ------------
       99.1        Press Release, dated as of July 19, 2005, announcing PLX
                   Technology's financial results for the second quarter 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLX TECHNOLOGY, INC.
                                    (the Registrant)

                                    By:    /s/ RAFAEL TORRES
                                           ---------------------
                                           Rafael Torres
                                           Vice President, Finance,
                                           Chief Financial Officer
                                           and Secretary

Dated:  July 19, 2005